SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
ALIGN TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALIGN TECHNOLOGY, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on May 22, 2024

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/aligntech/2024.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 14, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING.

To the Stockholders of Align Technology, Inc.

The 2024 Annual Meeting of Stockholders of Align Technology, Inc. will be held virtually on May 22, 2024 at 10:00 A.M. MST. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://viewproxy.com/aligntech/2024/htype.asp and then using your Virtual Control Number below. Your registration must be received by 8:59 P.M. MST on May 21, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you can log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the sections titled "Virtual Annual Meeting Information – How Can I Participate in the Annual Meeting?" and "Voting Information – How Can I Vote My Shares During the Annual Meeting?".

Voting Items

1. ELECTION OF DIRECTORS

01 Kevin T. Conroy	02 Kevin J. Dallas	03 Joseph M. Hogan	04 Joseph Lacob
05 C. Raymond Larkin, Jr	06 George J. Morrow	07 Anne M. Myong	08 Mojdeh Poul
09 Andrea L. Saia	10 Susan E. Siegel		

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
   Proposal to ratify the appointment of PricewaterhouseCoopers LLP as Align Technology, Inc.'s independent registered public accountants for the fiscal year ending December 31, 2024.

3. ADVISORY VOTE ON NAMED EXECUTIVES' COMPENSATION
   Consider an Advisory Vote to Approve the Compensation of our Named Executive Officers.

4. STOCKHOLDER PROPOSAL REGARDING SIMPLE MAJORITY VOTE

The Board of Directors recommends you vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.
The Board of Directors recommends you vote AGAINST Stockholder Proposal 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://www.viewproxy.com/aligntech/2024. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit Virtual Control Number located in the box below.

VIRTUAL CONTROL NO.

ALIGN TECHNOLOGY, INC.
410 North Scottsdale Road, Suite 1300
Tempe, AZ 85288

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you for review at: http://www.viewproxy.com/aligntech/2024
Proxy Statement and 2023 Annual Report

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857
or
By logging onto http://www.viewproxy.com/aligntech/2024
or
By email at requests@viewproxy.com

Please include the company name and your Virtual Control Number in the e-mail subject line.